SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 23, 2002

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
Exhibit Number	Exhibit Title
99.1	Transmittal Letter
99.2	Certification of Chief Executive Officer
99.3	Certification of Chief Financial Officer

Item 9.   Regulation FD Disclosure

      Central Vermont Public Service Corporation (the "Company") filed its Form 11-K/A, Amendment to the Company's Annual Report on Form 11-K for its Employee Savings and Investment Plan for the year ended December 31, 2001 with the Securities and Exchange Commission dated August 23, 2002 and filed August 26, 2002. Accompanying the Annual Report as exhibits were the certifications of the Company's Chief Executive Officer, Robert H. Young, and Chief Financial Officer, Jean H. Gibson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350, attached as exhibits hereto.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Joseph M. Kraus Joseph M. Kraus, Senior Vice President Customer Service, Corporate Secretary, and General Counsel

August 26, 2002

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Transmittal Letter
99.2	Certification of Chief Executive Officer
99.3	Certification of Chief Financial Officer